UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2003

GAYLORD ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13079	73-0664379

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Gaylord Drive Nashville, Tennessee	37214

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 316-6000

(Former name or former address, if changed since last report)

SIGNATURES
EXHIBIT INDEX
Press Release

Item 5.	Other Events and Regulation FD Disclosure.

The Company announced that it intends to make certain changes to its previously issued historical financial statements. Please see the attached press release for additional information.

Item 7.	Financial Statements and Exhibits.

(c)  Exhibits

99	Press Release dated January 17, 2003.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAYLORD ENTERTAINMENT COMPANY

Date: January 17, 2003	By: /s/ Carter R. Todd

Name: Carter R. Todd Title: Senior Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

99	Press Release dated January 17, 2003.

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